UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           SCHEDULE 14C/A INFORMATION

                                  Amendment to
                                 CURRENT REPORT

                            PURSUANT TO SECTION 14(C)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: 16 August 2002

                           GATEWAY DISTRIBUTORS, LTD.
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

-------------------------------------------------------------------------------



                             367597 1 01         65-0683539
                             -----------          ----------
                            (CUSIP Number) (IRS Employer Identification Number)
----------------------------------------------------------- -------------------

                          c/o Richard Bailey, President
               3095 Patrick Lane, Suite 1, Las Vegas, Nevada 89120
                    (Address of principal executive offices)

                                 (702) 399-4328
              (Registrant's telephone number, including area code)


                        We Are Not Asking You For a Proxy
                                       AND
                    You Are Requested Not to Send Us A Proxy


Check the appropriate box:
[  ]     Preliminary Information Statement
[  ]    Confidential, for Use of the Commission Only
        (as permitted by Rule 14c-5(d)(2)
[ X ]    Definitive Information Statement

                               -------------------
                           GATEWAY DISTRIBUTORS, LTD.
                (Name of Registrant as Specified in its Charter)
                              --------------------



Payment of Filing Fee (Check the appropriate box):

         [X ]     No fee required.
         [        ] Fee computed on table below per Exchange Act Rules
                  14(c)-5(g) and 0-11. 1) Title of each class of securities to which transaction applies: 2) Aggregate number of securities to which transaction applies:
                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: 0
                  4) Proposed maximum aggregate value of transaction: 0
                  5) Total fee paid:

         [   ]    Fee paid previously with preliminary materials.
         [        ] Check box if any part of the fee is offset as provided by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
                  1) Amount Previously Paid:
                  2) Form, Schedule or Registration No.:
                  3) Filing Party:
                  4) Date Filed

                           GATEWAY DISTRIBUTORS, LTD.
                          3095 E. Patrick Ln., Suite 1
                             Las Vegas, Nevada 89120

                       Notice of Action by Written Consent
                  of a Majority of the Outstanding Common Stock
                              taken on May 28, 2002

To the Stockholders of Gateway Distributors, Ltd.:

Notice is hereby given that upon Written Consent by the holder of a majority of the outstanding shares of common stock of Gateway Distributors, Ltd. (the "Company"), the number of authorized $0.001 par value shares of the Common Stock of the Company has been increased from 1,000,000,000 to 25,000,000,000. The number of preferred shares authorized remains at 1,000,000. The change was effective on May 31, 2002.

Only stockholders of record at the close of business on May 10, 2002 shall be given Notice of the Action by Written Consent. The Company did not solicit proxies.

                       By Order of the Board of Directors



                            _/s/Richard Bailey______
                            Richard Bailey, President

This information statement is being furnished to all holders of the common stock of the Gateway Distributors Ltd. in connection with the Action by Written Consent to amend the Company's Articles of Incorporation.

                                     ITEM 1.

                              INFORMATION STATEMENT

This information statement is being furnished to all holders of the common stock of Gateway Distributors, Ltd., a Nevada Corporation ("Gateway "), in connection with resolutions of the Board of Directors and the written consent of a holder of in excess of 50% of the common stock of Gateway providing for an amendment to Gateway 's Articles of Incorporation increasing Gateway's authorized common shares from 1,000,000,000 shares of $0.001 par value common stock to 25,000,000,000 shares of $0.001 par value common stock.

The Board of Directors and a person owning the majority of the outstanding voting securities of Gateway have unanimously adopted, ratified and approved resolutions to effect the recapitalization. No other votes are required or necessary. See the caption "Vote Required for Approval," below. The Amendment was filed and became effective on May 31, 2002.

The Form 10-QSB for quarterly period ended March 31, 2002, filed by Gateway with the Securities and Exchange Commission may be viewed on the Securities and Exchange Commission's web site at www.sec.gov in the Edgar Archives. Gateway is presently "current" in the filing of all reports required to be filed by it. See the caption "Additional Information," below.

                         DISSENTER'S RIGHTS OF APPRAISAL

The Nevada Revised Statutes ("the Nevada Law") do not provide for dissenter's rights of appraisal in connection with the recapitalization.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Board of Directors fixed the close of business on May 10, 2002 as the record date for the determination of the common shareholders entitled to notice of the action by written consent.

At the record date, the Company had outstanding 654,312,044 shares of $0.001 par value common stock. One shareholder holds a controlling interest of 475,000,000 (72.59%) shares of the $0.001 par value common stock of the Company as of the record date, representing more than a majority of the Company's outstanding common stock. The shareholder, Neptune Communications, consented to the action required to effect the proposed amendment to the Company's Articles of Incorporation. This consent was sufficient, without any further action, to provide the necessary stockholder approval of the action.



SECURITY OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS AND
FIVE PERCENT STOCKHOLDERS

The following table sets forth information about the beneficial ownership of the Company's common stock, (no shares of preferred stock are outstanding) as of May 10, 2002 by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the outstanding shares of common stock; (ii) each of the Company's named Executive Officers and Directors; and (iii) all Directors and Executive Officers as a group:


--------------------- --------------------------------------- ---------------------------------- -----------------------



   Title of Class      Name and Address of Beneficial Owner    Amount and Nature of Beneficial      Percent of Class
                                                                          Ownership
--------------------- --------------------------------------- ---------------------------------- -----------------------
--------------------- --------------------------------------- ---------------------------------- -----------------------


                      Neptune Communications                             475,000,000                     72.59%
    Common Stock      C/O Florian Ternes
                      3095 E. Patrick Ln., Suite 1
                      Las Vegas, NV 89120
--------------------- --------------------------------------- ---------------------------------- -----------------------
--------------------- --------------------------------------- ---------------------------------- -----------------------



Common Stock          Richard Bailey/Director                            20,631,961                      3.15%
                      3095 E. Patrick Ln., Suite 1
                      Las Vegas, NV 89120
--------------------- --------------------------------------- ---------------------------------- -----------------------
--------------------- --------------------------------------- ---------------------------------- -----------------------



    Common Stock      Florian Ternes/Director                             8,951,961                      1.36%
                      3095 E. Patrick Ln., Suite 1
                      Las Vegas, NV 89120
--------------------- --------------------------------------- ---------------------------------- -----------------------

As of May 10, 2002, the Company had 654,312,044 shares of its common voting stock issued and outstanding.

                           VOTE REQUIRED FOR APPROVAL

Section 78.385 of the Nevada Revised Statutes provides an outline of the scope of the amendments of the Articles of Incorporation allowed a Nevada Corporation. This includes the amendments discussed herein. The procedure and requirements to effect an amendment to the Articles of Incorporation of a Nevada corporation are set forth in Section 78.390. Section 78.390 provides that proposed amendments must first be adopted by the Board of Directors and then submitted to shareholders for their consideration at an annual or special meeting and must be approved by a majority of the outstanding voting securities.

Section 78.320 of the Nevada Revised Statutes provides that any action required to be taken at a special or annual meeting of the stockholders of a Nevada corporation may be taken by written consent, in lieu of a meeting, if the consent is signed by stockholders owning at least a majority of the voting power.

The Board of Directors of Gateway and a person owning and having voting power in excess of 50% of the outstanding voting securities of Gateway have adopted, ratified and approved the increase in the authorized shares of Gateway .(see the heading "Voting Securities and Principal Holders Thereof" above). No further votes were required or necessary to effect the proposed amendment.

The securities that would have been entitled to vote if a meeting was required to be held to amend the Company's Articles of Incorporation consist of issued and outstanding shares of the Company's $0.001 par value common voting stock outstanding on the record date, May 10, 2002.

                                     ITEM 2.

                    STATEMENT THAT PROXIES ARE NOT SOLICITED

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                                     ITEM 3.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendment to Gateway 's Articles of Incorporation or in any action covered by the related resolutions adopted by the Board of Directors, which is not shared by all other stockholders.

                             ADDITIONAL INFORMATION

Additional information concerning Gateway , including its annual and quarterly reports on Forms 10K-SB and 10-QSB, which have been filed with the Securities and Exchange Commission, may be accessed through the EDGAR archives, at www.sec.gov.




Dated: August 16, 2002



                       By Order of the Board of Directors



                             _/s/ Richard Bailey____
                            Richard Bailey, President

                                    Exhibit A



                            CERTIFICATE OF AMENDMENT

                                       TO
                            ARTICLES OF INCORPORATION
                                       FOR
                              GATEWAY DISTRIBUTORS
                           A Nevada Profit Corporation



                  1.       Name of Corporation:  Gateway Distributors, Ltd.

                  2.       The articles have been amended as follows:
                           To increase the authorized shares of $0.001 par value common voting stock ("Shares") from 1,000,000,000 to 25,000,000,000 shares and to authorize the Board of Directors of the Corporation to issue same on such terms and condition as the Board of Directors shall determine from time to time.

                  3.       Date of Amendment:  May 28, 2002.

                  4. The Amendment was approved by the Board of Directors and by holders of common stock representing more than 70% of the issued and outstanding shares on May 28, 20002.

                  Officer Signature:


                  /s/ Rich Bailey
                  Rich Bailey, President of the Company

                                    Exhibit B


                    CONSENT OF A MAJORITY OF SHAREHOLDERS OF
                           GATEWAY DISTRIBUTORS, LTD.
                           TO ACTION WITHOUT A MEETING


The undersigned, representing a majority of shareholders of Gateway Distributors, Ltd. (the "Company") as of May 10, 2002 hereby consents to and authorizes the following action effective May 31, 2002;
         WHEREAS, the Company, on the date first written above, had 654,312,044 shares of $0.001 par value common stock issued and outstanding; and

         WHEREAS, Neptune Communications (the "Majority Shareholder"), as set forth below, collectively holds, 72.59% of all of the Company's $0.001 par value common stock representing more than a majority of the Company's issued and outstanding common stock; and

         WHEREAS, the Majority Shareholder agrees that it is in the best interest of the Company to amend its Articles of Incorporation to increase the authorized common stock from 1,000,000,000 to 25,000,000,000; and

         NOW THEREFORE BE IT RESOLVED, that the undersigned Majority Shareholder hereby approves and consents to the Company's amendment of its Articles of Incorporation to increase the authorized shares of $.0.001 par value common voting stock ("shares") from 1,000,000,000 shares to 25,000,000,000 shares; and

         FURTHER RESOLVED, that the appropriate officers of the Company are authorized, empowered and directed, in the name and on behalf of the Shareholder, to issue the shares on such terms and conditions as the Board of Directors shall determine from time to time and to execute and deliver all such other documents as may be necessary from time to time in order to carry out the purpose and intent of these resolutions; that all of the acts and doings of any such officers that are consistent with the purposes of these resolutions are hereby authorized, approved, ratified and confirmed in all respects.



Neptune Communications


_/s/ Flo Ternes_
Flo Ternes
President